REGISTRATION RIGHTS AGREEMENT

       REGISTRATION RIGHTS AGREEMENT, dated as of April 1, 1997 by and among DIMON Incorporated, a Virginia corporation (the "Company"), and each of the shareholders listed on the signature pages hereof (each, a "Shareholder" and collectively the "Shareholders"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Stock Purchase Agreement, dated the date hereof, between the Company and the Shareholders (the "Stock Purchase Agreement").

         (1)   Demand Registration

               (a) Tabacalera S.A. At any time on or after April 1, 1998, and prior to March 31, 2001 (as extended as provided herein, the "Registration Period"), but not more than twice, Tabacalera S.A. ("Tabacalera") shall have the right to require the Company to register under the Securities Act of 1933, as amended (the "1933 Act"), such number of shares of the DIMON Common Stock (as defined below) ("Common Stock") or such principal amount of the DIMON Incorporated 6-1/4% Convertible Subordinated Debentures due 2007 ("Convertible Debentures"), in each case issued to Tabacalera at the Closing pursuant to the Stock Purchase Agreement, or such number of shares of Common Stock issued upon the conversion of any such Convertible Debentures, as it may request, subject to the terms and condition of this Agreement. For purposes of this Agreement, "Common Stock" means the Common Stock, no par value, of DIMON Incorporated, or any other shares of capital stock of DIMON Incorporated into which such stock shall be reclassified or changed (by operation of law or otherwise). If the Common Stock has been so reclassified or changed, or if DIMON Incorporated pays a dividend or makes a distribution on its Common Stock in shares of capital stock, or subdivides (or combines) its outstanding shares of Common Stock into a greater (or smaller) number of shares of Common Stock, a share of Common Stock shall be deemed to be such number of shares of capital stock and amount of other securities to which a holder of a share of Common Stock outstanding immediately prior to such reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

               (b) Folium Inc. At any time during the Registration Period, but not more than twice, Folium Inc. ("Folium") shall have the right to require the Company to register under the 1933 Act such number of shares of Common Stock or such principal amount of the Convertible Debentures, in each case issued to Folium at the Closing pursuant to the Stock Purchase Agreement, or such number of shares of Common Stock issued upon the conversion of any such Convertible Debentures, as it may request, subject to the terms and condition of this Agreement.

               (c) Notice of Request for Registration. Any request for registration pursuant to Section 1(a) or (b) (a "Notice of Demand") shall be made to the Company in writing specifying the amount of securities requested to be registered and the proposed method of disposition. The

Company shall promptly notify all other Shareholders in writing of the receipt of any Notice of Demand and any Shareholder may elect (by written notice sent to the Company within ten business days from the date of such notice) to have such Shareholder's shares of Common Stock or Convertible Debentures, as the case may be, included in such registration (Tabacalera, Folium and any such Shareholders, and any shareholders exercising registration rights pursuant to Section 2 hereof, being hereinafter referred to as "Selling Shareholders").

               (d) Registration. As expeditiously as possible, the Company will use its reasonable best efforts to prepare and file a registration statement under the 1933 Act for the purpose of registering the offering and sale of all shares of Common Stock or Convertible Debentures, as the case may be, designated in such request(s) (the "Securities") and cause the same to be declared effective by the Securities and Exchange Commission (the "SEC") as promptly as practicable; provided, that (i) the Company and the Selling Shareholders are entitled to register the Securities on Form S-3 (or a successor form) or would be eligible to use such form but for the failure by the Company to timely file all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "1934 Act"), (ii) the Company has not commenced or completed, whether for itself or a holder of securities of the Company, within the previous six months an underwritten public offering, and (iii) the Company's Board of Directors shall not have determined in its good faith judgment (evidenced by a two-thirds vote of the directors of the Company then in office) that the offering of such Securities would be detrimental to the Company or its shareholders.

               (e) Minimum Amounts. The Company will not be required to register pursuant to any Notice of Demand (i) less than 1,000,000 shares of Common Stock or shares of Common Stock having a market value of less than $20 million, or (ii) less than $35 million in aggregate principal amount of Convertible Debentures. The fair market value of Common Stock shall be the closing price of Common Stock on the New York Stock Exchange, Inc. (or other exchange or automated quotation system on which the Common Stock is then listed or quoted) on the trading day immediately following the Company's receipt of the Notice of Demand.

               (f) Notwithstanding any other provision of this Agreement to the contrary, a registration will not be deemed to have been effected by this Section 1 if the underwriters in connection with such registration shall have elected to terminate the applicable underwriting agreement in accordance with its terms, provided that in no circumstances will the Company be obligated to pay the fees and expenses associated with more than four registrations pursuant to Section 1.

          2.   Piggyback Registration

               (a) During the Registration Period, if the Company shall at any time propose to file on its own behalf and/or the behalf of any other holders of Common Stock pursuant to this Agreement or otherwise a registration statement under the 1933 Act of an offering of Common Stock solely for cash on a form that would also permit registration of shares of Common Stock held by the Shareholders, the Company shall give notice of such proposed registration to each Shareholder as promptly as possible, but in any event, at least 45 days before the initial filing with the SEC of such registration statement, which notice shall set forth the intended method of disposition of the shares proposed to be registered by the Company. The notice shall offer to include in such filing such number of shares of Common Stock as the Shareholders may request (not to exceed the aggregate number of shares received by the Shareholders pursuant to the Stock Purchase Agreement, less the number of shares as to which the Shareholders have previously exercised registration rights pursuant to this Agreement), subject to Section 2(b). Each Shareholder desiring to have Common Stock registered under this
Section 2(a) shall advise the Company in writing within ten business days after receipt of notice of such offer from the Company, setting forth the number of shares of such Common Stock for which registration is requested. The Company shall thereupon include in such filing the number of shares of Common Stock for which registration is so requested, subject to the provisions of Section 2(b), and shall use its best efforts to effect registration under the 1933 Act of such shares.

               (b) Notwithstanding the foregoing if the offering is of shares by the Company: (i) the Company shall not be required to give notice or to include shares in any such registration if the proposed registration is primarily (A) a registration of a dividend reinvestment, stock option, employee benefit or compensation plan or of securities issued or issuable pursuant to any such plan or (B) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another entity;
(ii) if the Company is advised in writing by its underwriters that the inclusion of all or any portion of such shares would in their opinion jeopardize the success of the proposed offering, the Company may exclude all or such portion of such shares from registration; (iii) the offering of such shares by the Selling Shareholders shall be on the same terms as the offering by the Company; (iv) in the event other parties have similar registration rights at the time of the offering, the number of shares to be registered may be limited by the Company pursuant to clause (ii) of this Section 2(b) on a pro rata basis according to the total amount of shares owned by such parties or on such other basis as may be agreed upon by such parties; provided, that no limitation shall apply to shares offered by the Company for its own account; (v) the Company may, without the consent of the Selling Shareholders, withdraw such registration statement and abandon the proposed offering in which such persons had requested to participate; and (vi) the Company shall be under no obligation to any Selling Shareholder pursuant to Section 2(a) unless such persons accept the terms of underwriting agreed upon by the Company and its underwriters.

               (c) Notwithstanding the foregoing if the offering is of shares by other holders of Common Stock: (i) if the Company or such other holders is advised in writing by its underwriters that the inclusion of all or any portion of such shares would in their opinion jeopardize the success of the proposed offering, the Company or such other holders may exclude all or such portion of such shares from registration; (ii) the offering of such shares by the Selling Shareholders shall be on the same terms as the offering by the other holders of Common Stock; (iii) in the event other parties have similar registration rights at the time of the offering, the number of shares to be registered may be limited by the Company or such other holders pursuant to clause (i) of this Section 2(c) on a pro rata basis according to the total amount of shares owned by such parties or on such other basis as may be agreed upon by such parties; provided that no limitation shall apply to shares offered by the shareholder initiating the registration; (iv) the Company may, without the consent of the Selling Shareholders, withdraw such registration statement and abandon the proposed offering in which such persons had requested to participate; and (v) the Company shall be under no obligation to any Selling Shareholder pursuant to Section 2(a) unless such persons accept the terms of underwriting agreed upon by the Company and its underwriters.

           3.  Obligations of the Company

               (a) If the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Securities under the 1933 Act, the Company will, as expeditiously as possible:

                   (i) prepare and file with the SEC a registration statement with respect to the Securities and use its best efforts to cause such registration statement to become and remain effective for a period of time (not to exceed 180 days) required for the disposition of the Securities by the Selling Shareholders;

                  (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all Securities covered by such registration statement until the earlier of such time as all of such Securities have been disposed of in a public offering or the expiration of 180 days;

                 (iii) furnish to the Selling Shareholders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as such Selling Shareholders may reasonably request;

                  (iv) notify the Selling Shareholder promptly and (if requested by any such person) confirm such notice in writing, (i) when a prospectus or prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a registration statement or related prospectus or for additional information regarding such Shareholder, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein no misleading;

                   (v) use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the securities for sale in any jurisdiction in the United States and, if any such order is issued, to obtain the withdrawal of such order as soon as practicable;

                  (vi) if requested by the Selling Shareholder, furnish to the Selling Shareholder and counsel for the Selling Shareholder, without charge, one conformed copy of each registration statement as declared effective by the SEC and of each post-effective amendment thereto, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and such number of copies of the preliminary prospectus, each amended preliminary prospectus, each final prospectus and each post-effective amendment or supplement thereto, as the selling holder may reasonably request in order to facilitate the disposition of the Securities covered by each registration statement in conformity with the requirements of the 1933 Act;

                 (vii) use its best efforts to register or qualify the Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each Selling Shareholder shall request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other reasonable acts and things as may be required of it to enable such Selling Shareholder to consummate the disposition in such jurisdiction of the Securities covered by such registration statement;

                (viii) prepare a supplement or post-effective amendment to each registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading;

                  (ix)  furnish, at the request of any Selling Shareholder:

       (1) an opinion, dated the date of the closing, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters and the Selling Shareholders, or if the Securities are not being sold through underwriters, then to the Selling Shareholders making such request, in each case, customary for the type of offering and including without limitation, that the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations of the SEC thereunder; and
       (2) a letter, dated the date of the closing, from the independent certified public accountants of the Company, addressed to the underwriters, or if such Securities are not being sold through underwriters, then to the Company and, if feasible, to the Selling Shareholders making such request, substantially to the effect that they are independent certified public accountants within the meaning of the 1933 Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration as the underwriters and the Selling Shareholders may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given may reasonably request;

                   (x) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its Selling Shareholders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earning statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earning statements shall satisfy the provisions of Section 11(a) of the 1933 Act; and

                  (xi) cause all Securities covered by the registration statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

           4.  Additional Terms and Obligations

               (a) The obligations of the Company under this Agreement are subject to the following terms and limitations:

                   (i) the Company shall be entitled to postpone for up to three months in any 12-month period the filing of any registration statement otherwise required to be prepared and filed by it hereunder if, at the time it receives a request for such registration, its Board of Directors determines, in its reasonable good faith judgment (evidenced by a two-thirds vote of the directors of the Company then in office), that such registration and sale would materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company then under consideration;

                  (ii) the Company shall not be required to effect the registration of (i) any Securities received by the Shareholders other than pursuant to the Stock Purchase Agreement or upon the conversion of the Convertible Debentures received by such Shareholder pursuant to the Stock Purchase Agreement or (ii) subject to Section 5 hereof, any Securities for which registration rights have been exercised pursuant to Section 1;

                 (iii)  in the event of a request for registration under
       Section 1 hereof, sales shall be made through a nationally recognized investment banking firm selected by the Company which shall act as managing underwriter;

                  (iv) the Company shall pay all fees and expenses associated with the registration and offering of shares pursuant to this Agreement, including, without limitation, (i) all registration and filing fees, (ii) fees and expenses of compliance with federal or state securities or blue sky laws, (iii) printing expenses (including, without limitation, expenses of printing of prospectuses if the printing of prospectuses is requested by the holders of a majority of the Securities included in any registration statement), (iv) fees and disbursements of counsel for the Company and (v) fees and disbursements of all independent certified public accountants of the Company and all other persons retained by the Company in connection with the registration statement, except that the Company shall not be obligated to pay any underwriting fees, commissions or expenses, including, without limitation, the fees and expenses of counsel for underwriters, applicable to the registration or offering of any Securities pursuant to a registration statement provided for in this Agreement, which fees, commissions and expenses shall be borne by the Selling Shareholders; provided, however, that in the event of a registration under Section 1 hereof, the Company shall not be obligated to pay the costs related to the preparation of any audited financial statements included in any registration statement required to be prepared and filed by it pursuant to Section 1 hereof as of any date other than June 30 (or the end of its fiscal year, if other than June 30). Or for any audited or unaudited financial statements for any period of less than 12 months or ending on any date other than June 30 (or the end of its fiscal year, if other than June 30), or for any audited or unaudited financial statements for any period of less than 12 months or ending on any date other than June 30
       (or the end of its fiscal year, if other than June 30);

                   (v) the Company shall not be obligated to provide more than four registrations pursuant to Section 1 hereof or more than two registrations pursuant to Section 2 hereof; provided, that in the event any shares are excluded in an initial registration pursuant to Section 2 or in the event such registration is withdrawn or abandoned by the Company, the Shareholders, subject to
       Section 5 hereof, shall have additional registration rights pursuant to such section until such time as the shares originally proposed to be registered thereunder have been registered pursuant to this Section each prospectus included in a registration statement filed pursuant to Section 1 shall be deemed to constitute a separate demand;

                  (vi) the Company, the Selling Shareholders and any underwriter of an offering pursuant to any registration statement provided for in this Section shall have entered into an underwriting agreement which shall contain customary terms and conditions for such transactions including indemnification of the aforementioned parties in connection with the preparation and use of such registration statement and shall be in form and substance satisfactory to the Company and such underwriter;

                 (vii) it shall be a condition precedent to the obligations of the Company under this Agreement that the Selling Shareholders shall furnish to the Company such information regarding the Selling Shareholders, the Securities proposed to be sold and the intended method of disposition of such Securities as the Company shall reasonably request;

                (viii) the registration rights provided herein may not be assigned, directly or indirectly, by operation of law or otherwise, to any other person, except that Tabacalera and Folium may transfer their rights to demand registration under Sections 1(a) and (b) and their piggyback registration rights under Section 2 of this Agreement with respect to Convertible Debentures and Common Stock issuable upon conversion of Convertible Debentures, provided, however, that no more than one holder of record may be assigned the right to require any single demand registration to which Tabacalera or Folium may be entitled under Section 1(a) or (b). The Company shall have no obligations under this Agreement with respect to any such transferee until it shall have received 10 business days written notice of such transfer. Any such transferee shall be bound by the provisions of this Agreement as though such transferee were a signatory hereto and, as a condition to affording the benefits of this Agreement to such transferee, the Company may require the transferee to execute a counterpart hereof; and

                  (ix) If, pursuant to Section 1(d) or Section 4(a)(i), the Company has failed to file a registration statement for a period of 90 consecutive days or more, then, in each such instance, the Registration Period shall be extended by an equal number of days, provided that in the event of such a failure to file occurring after December 31, 2000 for any number of days, the expiration of the Registration Period shall be tolled by an equal number of days.

          5. Withdrawal. Any Shareholder participating in a registration pursuant to this Agreement shall be permitted to withdraw all or part of its Securities from such registration at any time prior to the effective date of the registration statement covering such Securities; provided, that, in the event of a withdrawal from a registration effected pursuant to Section 1, such registration shall be deemed to have been effected for purposes of Section 1 unless (i) the participating Shareholders shall have paid or reimbursed the Company for all out-of-pocket fees and expenses paid by the Company hereunder or (ii) Tabacalera or Folium, as the case may be, elect to terminate such registration due to the occurrence of a Material Adverse Change (as hereinafter defined);
provided, however, that during the term of this Agreement only one such withdrawal under clause (i) shall be permitted pursuant to the preceding proviso. "Material Adverse Change" means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United
States of America, (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States of America, (iii) the commencement of a war, armed hostilities or other international or national calamity involving the United States of America, (iv) any limitation (whether or not mandatory) by any governmental authority on, or any other event which materially affects the extension of credit by banks or other financial institutions, (v) any material adverse change in the Company's business, condition (financial or otherwise) or prospects or (vi) a 20% or more decline in the Dow Jones Industrial average or the Standard and Poor's Index of 400 Industrial Companies, in each case from the date a Notice of Demand is made.

          6. Underwriting Requirements. In connection with any offering involving an underwriting of Securities being issued by the Company under
Section 2, the Company shall not be required to include any of the Securities in such underwriting unless the Selling Shareholders participating in such offering accept the terms of the underwriting as agreed upon between the Company and the underwriters.

          7. Delay of Registration. No Shareholder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of these registration rights.

          8. Indemnification. In the event any Securities are included in a registration statement filed pursuant to Section 1 or Section 2 of this Agreement:

               (a) to the extent permitted by law, the Company will indemnify and hold harmless each Shareholder requesting or joining in a registration, any underwriter (as defined in the 1933 Act) for it and each person, if any, who controls such holder or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the 1933 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such holder, such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such holder, underwriter or controlling person;

               (b) to the extent permitted by law, each Shareholder requesting or joining in a registration will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act and each agent and any underwriter for the Company (within the meaning of the 1933 Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished by such holder expressly for use in connection with such registration; and each such holder will reimburse any legal or other expenses incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such holder; and

               (c) promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this paragraph, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this paragraph.

          9. Lockup Agreement. In consideration for the Company agreeing to its obligations under this Agreement, the Shareholders agree in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the consummation of the sale of such shares as the Company or the underwriters may specify. The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any such securities during the ten days before, or, if required by the underwriters in connection with such registration, during a period of up to 90 days after, any underwritten registration pursuant to Section 1 or 2 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 or S-8, or any successor or similar forms thereto or otherwise pursuant to a dividend reinvestment plan or stock purchase plan.

         10. Amendments and Waivers. This Agreement may be amended, supplemented or modified at any time; provided that each of the Shareholders and the Company has provided its written consent to such amendment, supplement or modification. Any term or condition of this

Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

         11. Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

         12. Nominees for Beneficial Owners. In the event that any Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Securities for purposes of request or other action by any Shareholder pursuant to this Agreement or any determination of any amount of shares of Shares or Convertible Debentures held by any Shareholder or contemplated by this Agreement. If the beneficial owner of any Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Securities. For purposes of this Agreement, "beneficial ownership" and "beneficial owner" refer to beneficial ownership as defined in Rule 13d-3 without regard to the 60-day provision in paragraph (d)(1)(i) thereof) under the 1934 Act.

         13. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if 21 delivered personally, 22 by facsimile transmission, 23 by electronic mail at the electronic addresses, if any, provided below, 24 by DHL, PS Next Day Air or other internationally recognized courier service or 25 mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                      If to the Company, to:

                      DIMON Incorporated
                      512 Bridge Street
                      Danville, Virginia 24543
                      Attention:  Claude B. Owen, Jr.

                      with a copy to:

                      Hunton & Williams
                      951 E. Byrd Street
                      Riverfront Plaza, East Tower
                      Richmond, Virginia 23219-4074
                      Attention:  Thurston R. Moore, Esq.

                      If to Shareholders, at their respective addresses set forth on the signature pages hereof with a copy to:

                      King & Spalding
                      191 Peachtree Street
                      Suite 4900
                      Atlanta, Georgia  30303
                      Attention:  John D. Capers, Jr., Esq.

        14. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience of reference only and do not define or limit the provisions hereof or otherwise affect the meaning hereof.

        15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                           [signatures appear on following pages]

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                     DIMON INCORPORATED


                                     By:        /s/ James A. Cooley
                                             Name:  James A. Cooley
                                             Title: Vice President
                                                    and Treasurer

                                     SHAREHOLDERS:

                                     JOHN HANCOCK MUTUAL LIFE INSURANCE
                                     COMPANY


                                     By:         /s/  Sandeep Alva
                                             Name:    Sandeep Alva
                                             Title:   Senior Investment
                                                      Officer
                                             Address: 200 Clarendon Street
                                             Boston, Massachusetts 02117
                                             Facsimile No. (617)572-1605
                                             Attention: Bond and Corporate
                                             Finance Department, T-57


                                     JOHN HANCOCK LIFE INSURANCE COMPANY OF
                                     AMERICA



                                     By:      /s/  Sandeep Alva
                                             Name: Sandeep Alva
                                             Title: Senior Investment
                                                    Officer
                                             Address:  200 Clarendon Street
                                             Boston, Massachusetts 02117
                                             Facsimile No. (617)572-1605
                                             Attention: Bond and Corporate
                                             Finance Department, T-57

                                     SHAREHOLDERS:

                                     TABACALERA S.A.


                                     By:       /s/ Calixto Rios
                                           Name:   Calixto Rios
                                           Title:  Authorized Agent
                                           Address: Alcala 47
                                           28014 Madrid Spain
                                           Attention: Ramiro Sanchez
                                                      DeLerin


                                     FOLIUM INC.

                                     By:       /s/  P.M. Tomkinson
                                           Name:    P.M. Tomkinson
                                           Title:   Authorized Agent
                                           Address: Maitland & Co.
                                                    35 rue La Boetie
                                                    Paris France 75008
                                           Attention: Steven Georgala

                                     LEAF MANAGEMENT INVESTMENTS LTD.

                                     By:       /s/  P.M. Tomkinson
                                             Name:  P.M. Tomkinson
                                             Title:    Authorized Agent
                                             Address:  Maitland & Co.
                                                       35 rue La Boetie
                                                       Paris France 75008
                                             Attention: Steven Georgala